UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 6, 2004

Ask Jeeves, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-26521	94-3334199

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5858 Horton Street, Suite 350
Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 985-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Ask Jeeves, Inc. Acquires Interactive Search Holdings, Inc.

     On May 6, 2004, we completed our acquisition of Interactive Search Holdings, Inc. (“ISH”) through the merger of Aqua Acquisition Corp., a wholly owned subsidiary of Ask Jeeves, Inc., with and into ISH.

     Interactive Search Holdings’ Web properties and businesses include My Way, iWon, Excite, My Search, My Web Search and the MaxOnline advertising network.

     Under the terms of the Agreement and Plan of Reorganization, dated March 3, 2004, we issued approximately 9.1 million shares of Ask Jeeves common stock, assumed options to purchase approximately 200,000 shares of Ask Jeeves common stock, and paid approximately $143.9 million in cash, for a total purchase price of approximately $501 million, based on Ask Jeeves’ closing price on May 5, 2004. Further information about the acquisition, including a copy of the Agreement and Plan of Reorganization, was filed by us with the Securities and Exchange Commission on our Current Report on Form 8-K dated March 5, 2004. We funded the cash portion of the purchase price using cash on hand from operations and past financing activity.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

     The historical financial statements required to be provided in connection with this acquisition are impracticable to file at this time but will be filed under cover of Form 8-K/A within 75 days of the acquisition in accordance with the requirements of Form 8-K.

(b) Pro Forma Financial Information.

     The pro forma financial information required to be provided in connection with this acquisition is impracticable to file at this time but will be filed under cover of Form 8-K/A within 75 days of the acquisition in accordance with the requirements of Form 8-K.

(c) Exhibits.

     Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, as listed on the Exhibit Index (following this Report’s signature page), are filed with (or incorporated by reference in) this Report.

ITEM 9. REGULATION FD DISCLOSURE

     On May 6, 2004, we issued a press release regarding our acquisition of Interactive Search Holdings and related matters. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

     The information under this Item and Exhibit 99.1 are being furnished under Item 9. Pursuant to General Instruction B.2 of Form 8-K, neither the information in this Item nor Exhibit 99.1 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”) or otherwise subject to the liability of that section, except to the extent Ask Jeeves may specifically incorporate this Item or such Exhibit into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     As previously announced, on May 12, 2004, our management held a live Webcast to discuss the acquisition of Interactive Search Holdings, which included some information regarding ISH’s historical financial performance and reaffirmed our previously announced guidance. A copy of the script read during the Webcast (the “Conference Call Script”) is attached to this report as Exhibit 99.2 and is incorporated by reference herein in its entirety. The call concluded with unscripted questions and answers. A recording of the Webcast will be archived for approximately three months on the Investor Relations section of the Ask Jeeves’ web site (http://www.Ask.com/investor).

Explanatory Note regarding Pro Forma Information

     In addition to financial measures prepared in accordance with generally accepted accounting principles, or GAAP, the Conference Call Script contains forward-looking pro forma earnings and earnings per share guidance. These pro forma metrics were not prepared in accordance with GAAP and may be calculated differently than similarly-titled pro forma measures presented by other companies. In calculating forward-looking pro forma income (loss) from continuing operations, we adjusted our projected GAAP-basis income (loss) from continuing operations to exclude the effects of amortization of intangible assets associated with the ISH acquisition. The pro forma metric also excludes amortization of other assets and other items which management believes do not reflect Ask Jeeves core business performance, as identified on the reconciliation tables attached to our earnings releases.

     Ask Jeeves’ management believes that the presentation of pro forma income (loss) guidance is useful to investors and other interested persons because the metric excludes items, such as amortization of intangible assets associated with the acquisition which management believes are less directly attributable (than the included items) to the underlying performance of what the Company considers to be its core business operations and, thus, the pro forma presentations provide additional insights into the Company’s core operating results. In addition, Ask Jeeves has consistently provided these pro forma income (loss) metrics in previous earnings releases and believes that investors and other interested persons will find the current pro forma data useful for comparing the Company’s current report with its prior reports. Management refers to these pro forma measures to facilitate internal comparisons between the reporting periods, in making operating decisions and for budget planning purposes. There are limitations associated with Ask Jeeves’ pro forma metrics. For example, the pro forma metrics do not reflect (a) amortization of stock based compensation, (b) amortization of other assets, (c) transaction costs related to certain merger and acquisition activities that did not come to fruition, (d) the write-off of obsolete equipment, (e) gains on joint venture acquisitions or dissolutions or (f) restructuring costs from corporate downsizing. Forward-looking pro forma guidance does not, of course, reflect any effect that currently unanticipated events might have on our financial performance for the projected periods. As a result, Ask Jeeves’ pro forma measures should be considered in addition to, not as a substitute for, nor superior to, income from continuing operations, income per share from continuing operations, net income, net income per share or other measures of financial performance prepared in accordance with GAAP.

Cautionary Note Regarding Forward-looking Statements

     The Conference Call Script contains forward-looking statements. All statements regarding the future are forward-looking statements, including those statements regarding the combined Company’s pro forma earnings and earnings per share for the second quarter and 2004, and the combined Company’s market share, ability to compete, rate of market-share growth, and value to advertisers. The matters discussed in those statements are subject to risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: Ask Jeeves’ dependence on the Internet and its dependence on a third-party paid placement provider; the risk of further vertical consolidation in the Internet search and keyword advertising markets; the risk that Ask Jeeves’ user base might migrate to other search engines or that its web traffic might otherwise decline; risks associated with rapid technological change; the risk that companies’ Internet advertising budgets might contract or grow at a slower pace; Ask Jeeves’ dependence on third parties for content, distribution and advertising delivery; potential lack of market acceptance of Ask Jeeves advertising products; introduction of new advertising products or search technologies by competitors; declines in the average selling price of Ask Jeeves’ advertising products; and adverse economic conditions in any of the major countries or markets in which Ask Jeeves does business or to which its web content is targeted. As a relatively short announcement, this press release cannot present a full discussion of such risks. Further information on risk factors that could affect Ask Jeeves’ financial results is included in its most recent Annual Report on Form 10-K and subsequent quarterly report on Form 10-Q filed with the Securities and Exchange Commission. Ask Jeeves encourages investors to read all of the disclosures in its SEC filings for a broader discussion of important factors that may be material to investors and may affect Ask Jeeves’ business, financial condition and results of operations.

     The information under this Item and Exhibit 99.2 are being furnished under Item 12. Pursuant to General Instruction B.6 of Form 8-K, neither the exhibit nor any of the other information in this Report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, except to the extent Ask Jeeves may specifically incorporate this Report into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC. (Registrant)

Date: May 18, 2004	By:	/s/ Brett M. Robertson
Brett M. Robertson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated March 3, 2004, by and among Ask Jeeves, Inc., Interactive Search Holdings, Inc., Aqua Acquisition Corp. and Aqua Acquisition Holdings LLC (previously filed as Exhibit 2.1 to Ask Jeeves’ Current Report on Form 8-K, filed March 5, 2004, and incorporated herein by reference).

10.1	Form of Stockholder Agreement, dated March 3, 2004, between Ask Jeeves, Inc. and each of the following (stockholders of Interactive Search Holdings, Inc.), separately: Bain Capital Fund VI, L.P.; BCIP Associates II; BCIP Trust Associates II; BCIP Associates II-B; BCIP Trust Associates II-B; BCIP Associates II-C; PEP Investments PTY LTD.; Sankaty High Yield Asset Partners, L.P.; Sankaty High Yield Partners II, L.P.; Brookside Capital Partners Fund L.P.; BCI-I, LLC; BCI-II, LLC; RGIP, LLC; William Daugherty; J.P. Morgan Partners (BHCA), L.P.; Jonas Steinman; Viacom Inc.; Frank William Daugherty, III 2004 GRAT; and Jonas L. Steinman 2004 GRAT (previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed March 5, 2004, and incorporated herein by reference).

10.2	Form of Standstill Agreement, dated March 3, 2004, between Ask Jeeves, Inc. and each of the following (stockholders of Interactive Search Holdings, Inc.), separately: Bain Capital Fund VI, L.P.; BCIP Associates II; BCIP Trust Associates II; BCIP Associates II-B; BCIP Trust Associates II-B; BCIP Associates II-C; PEP Investments PTY LTD.; Sankaty High Yield Asset Partners, L.P.; Sankaty High Yield Partners II, L.P.; Brookside Capital Partners Fund L.P.; BCI-I, LLC; BCI-II, LLC; RGIP, LLC; William Daugherty; J.P. Morgan Partners (BHCA), L.P.; Jonas Steinman; Frank William Daugherty, III 2004 GRAT; and Jonas L. Steinman 2004 GRAT (previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed March 5, 2004, and incorporated herein by reference).

10.3	Form of Stock Resale Agreement, dated March 3, 2004, between Ask Jeeves, Inc. and each of the following (stockholders of Interactive Search Holdings, Inc.), separately: Bain Capital Fund VI, L.P.; BCIP Associates II; BCIP Trust Associates II; BCIP Associates II-B; BCIP Trust Associates II-B; BCIP Associates II-C; PEP Investments PTY LTD.; Sankaty High Yield Asset Partners, L.P.; Sankaty High Yield Partners II, L.P.; Brookside Capital Partners Fund L.P.; BCI-I, LLC; BCI-II, LLC; RGIP, LLC; William Daugherty; J.P. Morgan Partners (BHCA), L.P.; Jonas Steinman; Viacom Inc.; Frank William Daugherty, III 2004 GRAT; and Jonas L. Steinman 2004 GRAT (previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, filed March 5, 2004, and incorporated herein by reference).

10.4	Form of Non-Competition Agreement, dated March 3, 2004, between Ask Jeeves, Inc. and each of the following persons, separately: William Daugherty and Jonas Steinman (previously filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K, filed March 5, 2004, and incorporated herein by reference).

99.1	Press Release of Ask Jeeves, Inc. dated May 6, 2004.

99.2	Conference Call Script, from Webcast presentation on May 12, 2004.